Registration No. 333-129337
File No. 811-21827
Rule 497(e)
ZIEGLER EXCHANGE TRADED TRUST

Supplement Dated September 28, 2007
to
Prospectus Dated March 14, 2007

Change of Address

Effective September 28, 2007, the address for Ziegler Exchange Traded Trust (the “Trust”) and its Advisor and Distributor, Ziegler Capital Management, LLC and B.C. Ziegler and Company, respectively, has changed to 200 South Wacker Drive, Suite 2000, Chicago, Illinois 60606. This address change affects only direct communications with the Trust, its Advisor or Distributor. While the Advisor and Distributor are moving certain operations to Chicago, they each will maintain offices and an operational presence in West Bend and Milwaukee, Wisconsin.

If you have any questions about the Trust or would like more information, including a free copy of the Trust’s Statement of Additional Information, Annual or Semi-Annual Reports, please contact the new address above or call 1-888-798-TECH (8324). Please continue to direct all other communications, purchases and redemptions in accordance with the instructions provided in the Prospectus dated March 14, 2007.